UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 6, 2019
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01.     Regulation FD Disclosure.

On May 7, 2019, Enterprise Financial Services Corp (the "Company") is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain investors and analysts. Additionally, the Company is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain investors and analysts during the second quarter of 2019.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1	Exhibit materials being presented in meetings with certain investors and analysts. These materials are being furnished pursuant to Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 6, 2019	By:	/s/ Keene S. Turner
Keene S. Turner
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description
-------------        --------------
99.1            Exhibit materials being presented in meetings with certain investors and analysts. These materials are being furnished pursuant to Item 7.01 hereof.*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.